UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 1, 2016

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
216 Airport Drive, Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (518) 445-2200

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 1, 2016, Albany International issued a news release reporting second-quarter 2016 financial results.   The Company will host a webcast to discuss earnings at 9:00 a.m. Eastern Time on Tuesday, August 2. Copies of the news release and management’s related earnings call slide presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this report.

Item 9.01.  Financial Statements and Exhibits.

             (d)  Exhibits.  The following exhibit is being furnished herewith:

                    99.1   News release dated August 1, 2016 reporting second-quarter 2016 financial results.
                    99.2   Albany International Corp. second-quarter 2016 Earnings Call Slide Presentation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	August 1, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1 News release dated August 1, 2016 reporting second-quarter 2016 financial results.
99.2 Albany International Corp. second-quarter 2016 Earnings Call Slide Presentation.